UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2008

Apartment Investment and Management Company
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-13232	841259577
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4582 S. Ulster Street Parkway, Suite 1100, Denver, Colorado		80237
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-757-8101

Not Applicable
______________________________________________
Former name or former address, if changed since last report

AIMCO Properties, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24497	841275621
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4582 S. Ulster St Parkway, Suite 1100Denver, Colorado		80237
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-757-8101

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this report is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2008, Apartment Investment and Management Company ("Aimco") announced the appointment of Paul Beldin as Senior Vice President and Chief Accounting Officer. Mr. Beldin will also serve as Chief Accounting Officer of AIMCO-GP, Inc., the general partner of Aimco’s operating partnership, AIMCO Properties, L.P. ("Aimco OP"). Mr. Beldin will join Aimco as senior vice president on May 19, 2008, and will report to Thomas M. Herzog, Executive Vice President and Chief Financial Officer.

Mr. Beldin, 34, is a certified public accountant. From October 2007 to March 2008, Mr. Beldin served as chief financial officer for a proposed private equity fund specializing in multifamily apartment properties. Prior to that, Mr. Beldin served as controller and then as chief financial officer of America First Apartment Investors, Inc., a publicly traded multifamily real estate investment trust, from May 2005 to September 2007 when the company was acquired by Sentinel Real Estate Corporation. Prior to joining America First Apartment Investors, Inc., Mr. Beldin was a senior manager at Deloitte and Touche LLP, where he was employed from August 1996 to May 2005, including two years as an audit manager in SEC services at Deloitte’s national office. None of the companies where Mr. Beldin has worked in the previous five years is a parent, subsidiary or other affiliate of Aimco or Aimco OP. Mr. Beldin has no family relationship with any director, executive officer, or any person nominated or chosen by Aimco or Aimco OP to become a director or executive officer of Aimco or Aimco OP.

Aimco has agreed to pay Mr. Beldin a base salary of $225,000 per year. Mr. Beldin’s annual target bonus amount is $300,000. The amount of any such bonus shall be determined in Aimco’s discretion and shall be payable in a mix of cash or equity, with such mix also in Aimco’s discretion. On his start date, Mr. Beldin will also receive a cash award of $100,000, which award shall be paid out during Mr. Beldin’s employment, 25% on each anniversary of Mr. Beldin’s start date. Mr. Beldin is being provided relocation assistance not to exceed $125,000.

Except for Mr. Beldin’s currently proposed employment arrangements, since January 1, 2007, there have not been any transactions, nor are there any currently proposed transactions, to which Aimco or Aimco OP or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Beldin had, or will have, a direct or indirect material interest.

A copy of Aimco’s press release, dated May 6, 2008, is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

99.1

Apartment Investment and Management Company Press Release dated May 6, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apartment Investment and Management Company

May 6, 2008	By:	Thomas M. Herzog

Name: Thomas M. Herzog
Title: Executive Vice President and Chief Financial Officer

AIMCO Properties, L.P.

May 6, 2008	By:	Thomas M. Herzog

Name: Thomas M. Herzog
Title: Executive Vice President and Chief Financial Officer of AIMCO-GP, Inc., the general partner of AIMCO Properties, L.P.

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Exhibit Index

Exhibit No.	Description

99.1	Apartment Investment and Management Company Press Release dated May 6, 2008